UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 12, 2026

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
1900 Fifth Avenue North
Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of 4.45% Non-Cumulative Perpetual Preferred Stock, Series E	RF PRE	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of Non-Cumulative Perpetual Preferred Stock, Series F	RF PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Regions Financial Corporation (the “Company”) is filing this Amendment No. 1 (this “Amendment No. 1”) to the Company’s Current Report on Form 8-K, filed on January 12, 2026 (the “Original Report”), to update certain of the disclosures contained therein under Item 5.02, which are hereby supplemented and amended by the disclosure contained in Item 5.02 of this Amendment No. 1. Except as set forth herein, no other changes have been made to the Original Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Original Report, on January 12, 2026, the Company announced that David J. Turner, Jr. provided notice of his intent to retire from his position as Senior Executive Vice President, Chief Financial Officer of the Company, effective March 31, 2026. The Company also announced that, effective upon Mr. Turner’s retirement from such position, it appointed Anil D. Chadha to serve as Senior Executive Vice President, Chief Financial Officer of the Company.

On February 3, 2026, the Compensation and Human Resources Committee of the Board of Directors of the Company approved the following elements of Mr. Chadha’s compensation arrangements as Senior Executive Vice President, Chief Financial Officer: (i) annual base salary of $600,000; (ii) target short-term incentive opportunity of 115% of annual base salary; and (iii) target long-term incentive award opportunity of $1,250,000.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regions Financial Corporation

Date: February 9, 2026	By:	/s/ Tara A. Plimpton
		Name:	Tara A. Plimpton
		Title:	Chief Legal Officer and Corporate Secretary